UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211

(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: August 31. 2016

Item 1. Schedule of Investments.

Tortoise Pipeline & Energy Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2016
	Shares	Fair Value
Common Stock - 88.7%(1)
Crude Oil Pipelines - 26.9%(1)
Canada - 12.6%(1)
Enbridge Inc.	281,987	$11,135,667
Inter Pipeline Ltd.	502,133	10,920,263
Pembina Pipeline Corporation	177,160	5,330,741
United States - 14.3%(1)
Plains GP Holdings, L.P.	2,059,195	23,433,639
SemGroup Corporation	251,765	7,829,892
		58,650,202
Natural Gas Gathering/Processing - 9.3%(1)
United States - 9.3%(1)
EnLink Midstream, LLC	530,288	8,829,295
Targa Resources Corp.	263,723	11,493,048
		20,322,343
Natural Gas/Natural Gas Liquids Pipelines - 35.1%(1)
Canada - 11.5%(1)
Keyera Corp.	58,564	1,808,187
TransCanada Corporation	513,716	23,348,392
United States - 23.6%(1)
ONEOK, Inc.	490,833	23,015,159
Spectra Energy Corp	687,868	24,501,858
Tallgrass Energy GP, LP	175,642	4,087,189
		76,760,785
Oil and Gas Production - 14.0%(1)
United States - 14.0%(1)
Anadarko Petroleum Corporation(2)	30,500	1,630,835
Antero Resources Corporation(2)(3)	36,400	930,384
Cabot Oil & Gas Corporation(2)	115,900	2,854,617
Carrizo Oil & Gas, Inc.(2)(3)	20,100	769,629
Cimarex Energy Co.(2)	16,700	2,207,406
Concho Resources Inc.(2)(3)	24,400	3,152,480
Continental Resources, Inc.(2)(3)	22,900	1,098,284
Diamondback Energy, Inc.(2)(3)	10,400	990,600
EOG Resources, Inc.(2)	53,000	4,689,970
EQT Corporation(2)	8,300	593,450
Gulfport Energy Corporation(2)(3)	30,200	863,720
Hess Corporation(2)	10,200	553,860
Laredo Petroleum, Inc.(2)(3)	57,900	711,012
Newfield Exploration Company(2)(3)	31,500	1,365,840
Noble Energy, Inc.(2)	40,700	1,403,336
Occidental Petroleum Corporation(2)	7,200	553,320
PDC Energy, Inc.(2)(3)	2,300	152,720
Pioneer Natural Resources Company(2)	21,100	3,777,955
Range Resources Corporation(2)	31,800	1,226,526
RSP Permian, Inc.(2)(3)	24,600	960,630
		30,486,574
Refined Product Pipelines - 3.4%(1)
United States - 3.4%(1)
VTTI Energy Partners LP	384,360	7,391,243

Total Common Stock (Cost $189,872,482)		193,611,147

Master Limited Partnerships and Related Companies - 39.2%(1)
Crude Oil Pipelines - 15.1%(1)
United States - 15.1%(1)
Enbridge Energy Management, L.L.C.(4)	760,852	17,316,998
Genesis Energy L.P.	76,499	2,737,899
Plains All American Pipeline, L.P.	166,915	4,683,635
Shell Midstream Partners, L.P.	34,207	1,042,287
Sunoco Logistics Partners L.P.	161,024	4,766,310
Tesoro Logistics LP	50,022	2,399,055
		32,946,184
Natural Gas/Natural Gas Liquids Pipelines - 9.3%(1)
United States - 9.3%(1)
Columbia Pipeline Partners LP	13,783	187,035
Energy Transfer Partners, L.P.	290,907	11,618,826
Enterprise Products Partners L.P.	174,456	4,605,638
EQT Midstream Partners, LP	37,838	2,974,445
Tallgrass Energy Partners, LP	20,140	928,051
		20,313,995
Natural Gas Gathering/Processing - 9.3%(1)
United States - 9.3%(1)
DCP Midstream Partners, LP	58,115	1,904,429
EnLink Midstream Partners, LP	60,432	1,066,625
MPLX LP	225,964	7,486,187
Rice Midstream Partners LP	42,736	976,945
Western Gas Partners, LP	35,547	1,788,725
Williams Partners L.P.	185,555	7,069,646
		20,292,557
Refined Product Pipelines - 5.5%(1)
United States - 5.5%(1)
Buckeye Partners, L.P.	92,750	6,516,615
Magellan Midstream Partners, L.P.	35,211	2,476,390
Phillips 66 Partners LP	36,049	1,783,344
Valero Energy Partners LP	31,129	1,303,994
		12,080,343

Total Master Limited Partnerships and Related Companies (Cost $79,063,940)		85,633,079

Preferred Stock - 1.8%(1)
Natural Gas Gathering/Processing - 1.1%(1)
United States - 1.1%(1)
Targa Resources Corp., 9.500%(5)	2,108	2,359,292

Oil and Gas Production - 0.7%(1)
United States - 0.7%(1)
Anadarko Petroleum Corporation, 7.500%, 06/07/2018	39,500	1,508,900

Total Preferred Stock (Cost $3,577,521)		3,868,192

Warrants - 0.4%(1)
Natural Gas Gathering/Processing - 0.4%(1)
United States - 0.4%(1)
Targa Resources Corp. - Series A, $18.88, 03/16/2023(3)(5)	29,596	675,832
Targa Resources Corp. - Series B, $25.11, 03/16/2023(3)(5)	14,271	241,804

Total Warrants (Cost $304,733)		917,636

Short-Term Investment - 0.0%(1)
United States Investment Company - 0.0%(1)
Government & Agency Portfolio - Institutional Class, 0.29%(6) (Cost $103,289)	103,289	103,289

Total Investments - 130.1%(1) (Cost $272,921,965)		284,133,343
Total Value of Options Written (Premiums received $350,280) - (0.1)%(1)		(195,685)
Other Assets and Liabilities - (0.2)%(1)		(569,297)
Credit Facility Borrowings - (6.9)%(1)		(15,000,000)
Senior Notes - (15.6)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (7.3)%(1)		(16,000,000)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$218,368,361

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3) Non-income producing security.
(4) Security distributions are paid-in-kind.
(5)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $3,276,928, which represents 1.5% of net assets.
(6) Rate indicated is the current yield as of August 31, 2016.

Tortoise Pipeline & Energy Fund, Inc.
SCHEDULE OF OPTIONS WRITTEN (Unaudited)
August 31, 2016

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	September 2016	$ 57.50	305	$ (10,675)
Antero Resources Corporation	September 2016	29.00	241	(1,632)
Antero Resources Corporation	September 2016	29.50	123	(616)
Cabot Oil & Gas Corporation	September 2016	26.50	1,159	(19,467)
Carrizo Oil & Gas, Inc.	September 2016	39.50	108	(9,973)
Carrizo Oil & Gas, Inc.	September 2016	40.00	93	(6,510)
Cimarex Energy Co.	September 2016	140.00	167	(10,438)
Concho Resources Inc.	September 2016	143.50	244	(8,559)
Continental Resources, Inc.	September 2016	51.50	229	(13,202)
Diamondback Energy, Inc.	September 2016	105.00	104	(1,144)
EOG Resources, Inc.	September 2016	97.50	530	(2,650)
EQT Corporation	September 2016	72.50	83	(9,710)
Gulfport Energy Corporation	September 2016	28.50	126	(11,810)
Gulfport Energy Corporation	September 2016	29.00	176	(12,345)
Hess Corporation	September 2016	60.00	102	(1,530)
Laredo Petroleum, Inc.	September 2016	13.00	292	(10,220)
Laredo Petroleum, Inc.	September 2016	13.60	287	(7,513)
Newfield Exploration Company	September 2016	49.00	315	(1,890)
Noble Energy, Inc.	September 2016	37.50	407	(8,140)
Occidental Petroleum Corporation	September 2016	80.00	72	(576)
PDC Energy, Inc.	September 2016	68.25	23	(3,121)
Pioneer Natural Resources Company	September 2016	197.50	211	(18,462)
Range Resources Corporation	September 2016	41.00	318	(15,900)
RSP Permian, Inc.	September 2016	41.50	88	(4,597)
RSP Permian, Inc.	September 2016	42.75	158	(5,005)

Total Value of Call Options Written (Premiums received $350,280)				$ (195,685)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2016.  These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$193,611,147	$-	$-	$193,611,147
Master Limited Partnerships and Related Companies(a)	85,633,079	-	-	85,633,079
Preferred Stock(a)	1,508,900	-	2,359,292	3,868,192
Warrants(a)	-	-	917,636	917,636
Short-Term Investment(b)	103,289	-	-	103,289
Total Assets	$280,856,415	$-	$3,276,928	$284,133,343
Liabilities
Written Call Options	$88,135	$107,550	$-	$195,685

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels.  During the period ended August 31, 2016, Rice Midstream Partners LP common units held by the Company in the amount of $558,987 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP.  There were no other transfers between levels for the Company during the period ended August 31, 2016.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company's portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity.  Unobservable inputs shall reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs shall be developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data shall be adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2016.

	Preferred Stock	Warrants
Balance – beginning of period	$-	$-
Purchases	1,866,506	304,734
Return of capital	(92,341)	-
Sales	-	-
Total realized gains	-	-
Change in unrealized gains	585,127	612,902
Balance – end of period	$2,359,292	$917,636

The $1,198,029 of unrealized gains relate to investments that are still held at the end of the reporting period.

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures.  The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2016.

Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Targa Resources Corp., 9.500%	Preferred Stock	2,108	03/16/16	$1,866,506	$2,359,292	1.1%
Targa Resources Corp., Series A, $18.88, 03/16/2023	Warrants	29,596	03/16/16	224,854	675,832	0.3
Targa Resources Corp., Series B, $25.11, 03/16/2023	Warrants	14,271	03/16/16	79,880	241,804	0.1
				$2,171,240	$3,276,928	1.5%

As of August 31, 2016, the aggregate cost of securities for federal income tax purposes was $259,900,276. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $36,704,602, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $12,471,535 and the net unrealized appreciation was $24,233,067.

Item 2. Controls and Procedures.
(a)
The registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.
Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Pipeline & Energy Fund, Inc.

Date: October 27, 2016	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Pipeline & Energy Fund, Inc.

Date: October 27, 2016	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Tortoise Pipeline & Energy Fund, Inc.

Date: October 27, 2016	By:	/s/ Brent Behrens
Brent Behrens
Principal Financial Officer and Treasurer